Exhibit 99.1

Vishay Intertechnology Reports Fourth Quarter and Full Year 2025 Results

Malvern, PA, February 4, 2026 – Vishay Intertechnology, Inc., (NYSE: VSH), one of the world's largest manufacturers of discrete semiconductors and passive electronic components, today announced results for the fiscal fourth quarter and year ended December 31, 2025.

Highlights
•	4Q 2025 revenues of $800.9 million
•	Gross margin was 19.6% and included the negative impact of approximately 130 basis points related to Newport
•	4Q 2025 GAAP EPS of $0.01
•	4Q 2025 book-to-bill of 1.20 with book-to-bill of 1.27 for semiconductors and 1.13 for passive components
•	Backlog at quarter end was 4.9 months

"Fourth quarter financial results capped a year of steadily improving performance.  Revenue was 1.3% higher than the third quarter, reflecting growing demand for a broad range of industrial and AI-related power applications, with growth in each channel, led by distribution.  Orders for the quarter reached a three-year high and we ended the quarter with a book-to-bill of 1.20,” said Joel Smejkal, president and CEO. ”As a result, we enter 2026 ready to take off as we push our factories to maintain competitive lead times and win our customers’ trust, push to outperform the market and push to advance our strategy to accelerate revenue growth, elevate profitability and enhance our return on capital.”

1Q 2026 Outlook
For the first quarter of 2026, management expects revenues in the range of $800 million and $830 million and a gross profit margin in the range of 19.9% +/- 50 basis points, including the negative impact of approximately 50 to 75 basis points related to Newport.

Conference Call
A conference call to discuss Vishay’s fourth quarter financial results is scheduled for Wednesday, February 4, 2026, at 9:00 a.m. ET. To participate in the live conference call, please pre-register at VSH 4Q25 Earnings Call. Upon registering, you will be emailed a dial-in number, and unique PIN.

A live audio webcast of the conference call and a PDF copy of the press release and the quarterly presentation will be accessible directly from the Investor Relations section of the Vishay website at http://ir.vishay.com.

There will be a replay of the conference call available on the Investor Relations website approximately one hour following the call and will remain available for 30 days.

About Vishay
Vishay manufactures one of the world’s largest portfolios of discrete semiconductors and passive electronic components that are essential to innovative designs in the automotive, industrial, computing, consumer, telecommunications, military, aerospace, and healthcare markets. Serving customers worldwide, Vishay is The DNA of tech.® Vishay Intertechnology, Inc. is a Fortune 1,000 Company listed on the NYSE (VSH). More on Vishay at www.Vishay.com.

This press release includes certain financial measures which are not recognized in accordance with U.S. generally accepted accounting principles ("GAAP"), including adjusted net earnings; adjusted earnings per share; adjusted gross margin; adjusted operating margin; free cash; earnings before interest, taxes, depreciation and amortization ("EBITDA"); adjusted EBITDA; and adjusted EBITDA margin; which are considered "non-GAAP financial measures" under the U.S. Securities and Exchange Commission rules. These non-GAAP measures supplement our GAAP measures of performance or liquidity and should not be viewed as an alternative to GAAP measures of performance or liquidity. Non-GAAP measures such as adjusted net earnings, adjusted earnings per share, adjusted gross margin, adjusted operating margin, free cash, EBITDA, adjusted EBITDA, and adjusted EBITDA margin do not have uniform definitions. These measures, as calculated by Vishay, may not be comparable to similarly titled measures used by other companies. Management believes that such measures are meaningful to investors because they provide insight with respect to intrinsic operating results of the Company. Although the terms "free cash" and "EBITDA" are not defined in GAAP, the measures are derived using various line items measured in accordance with GAAP. Reconciling items to arrive at adjusted net earnings represent significant charges or credits that are important to understanding the Company's intrinsic operations. Reconciling items to calculate adjusted gross margin, adjusted operating margin and adjusted EBITDA represent those same items used in computing adjusted net earnings, as relevant. Furthermore, the presented calculation of adjusted EBITDA is substantially similar to, but not identical to, a measure used in the calculation of financial ratios required for covenant compliance under Vishay's revolving credit facility. These reconciling items are indicated on the accompanying reconciliation schedules and are more fully described in the Company's financial statements presented in its annual report on Form 10-K and its quarterly reports presented on Forms 10-Q.

Statements contained herein that relate to the Company's future performance, including forecasted revenues and margins, return on capital investment, capacity expansion, product lead times, and the performance of the economy in general, are forward-looking statements within the safe harbor provisions of Private Securities Litigation Reform Act of 1995. Words and expressions such as “will,” “expect,” “push” or other similar words or expressions often identify forward-looking statements. Such statements are based on current expectations only, and are subject to certain risks, uncertainties and assumptions, many of which are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results, performance, or achievements may vary materially from those anticipated, estimated or projected. Among the factors that could cause actual results to materially differ include: general business and economic conditions; manufacturing or supply chain interruptions or changes in customer demand; delays or difficulties in implementing our cost reduction strategies; delays or difficulties in expanding our manufacturing capacities; an inability to attract and retain highly qualified personnel; changes in foreign currency exchange rates; uncertainty related to the effects of changes in foreign currency exchange rates; competition and technological changes in our industries; difficulties in new product development; difficulties in identifying suitable acquisition candidates, consummating a transaction on terms which we consider acceptable, and integration and performance of acquired businesses; changes in U.S. and foreign trade regulations and tariffs, and uncertainty regarding the same; volatility in prices for metals and materials; changes in applicable domestic and foreign tax regulations, and uncertainty regarding the same; changes in applicable accounting standards and other factors affecting our operations that are set forth in our filings with the Securities and Exchange Commission, including our annual reports on Form 10-K and our quarterly reports on Form 10-Q. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

The DNA of tech® is a trademark of Vishay Intertechnology.

Contact:
Vishay Intertechnology, Inc.
Peter Henrici
Executive Vice President, Corporate Development
+1-610-644-1300

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Years ended
	December 31, 2025	December 31, 2024

Net revenues	$3,069,048	$2,937,587
Costs of products sold	2,474,165	2,311,295
Gross profit	594,883	626,292
Gross margin	19.4%	21.3%

Selling, general, and administrative expenses*	538,015	513,564
Restructuring and severance costs	-	40,614
Impairment of goodwill	-	66,487
Operating income	56,868	5,627
Operating margin	1.9%	0.2%

Other income (expense):
Interest expense	(38,651)	(27,480)
Other	7,296	19,464
Total other income (expense) - net	(31,355)	(8,016)

Income (loss) before taxes	25,513	(2,389)

Income tax expense	34,491	27,366

Net earnings (loss)	(8,978)	(29,755)

Less: net earnings attributable to noncontrolling interests	-	1,395

Net earnings (loss) attributable to Vishay stockholders	$(8,978)	$(31,150)

Basic earnings (loss) per share attributable to Vishay stockholders	$(0.07)	$(0.23)

Diluted earnings (loss) per share attributable to Vishay stockholders	$(0.07)	$(0.23)

Weighted average shares outstanding - basic	135,737	136,964

Weighted average shares outstanding - diluted	135,737	136,964

Cash dividends per share	$0.40	$0.40

* Selling, general, and administrative expenses for the fiscal year ended December 31, 2025 include a ($11,293) benefit recognized upon the favorable resolution of a contingency.

VISHAY INTERTECHNOLOGY, INC.
Summary of Operations
(Unaudited - In thousands, except per share amounts)

	Fiscal quarters ended
	December 31, 2025	September 27, 2025	December 31, 2024

Net revenues	$800,922	$790,640	$714,716
Costs of products sold	644,135	636,781	572,584
Gross profit	156,787	153,859	142,132
Gross margin	19.6%	19.5%	19.9%

Selling, general, and administrative expenses	141,999	134,712	132,330
Impairment of goodwill	-	-	66,487
Operating income (loss)	14,788	19,147	(56,685)
Operating margin	1.8%	2.4%	-7.9%

Other income (expense):
Interest expense	(9,748)	(9,525)	(7,731)
Other	537	2,265	5,563
Total other income (expense) - net	(9,211)	(7,260)	(2,168)

Income (loss) before taxes	5,577	11,887	(58,853)

Income tax expense	4,591	19,763	7,232

Net earnings (loss)	986	(7,876)	(66,085)

Less: net earnings attributable to noncontrolling interests	-	-	223

Net earnings (loss) attributable to Vishay stockholders	$986	$(7,876)	$(66,308)

Basic earnings (loss) per share attributable to Vishay stockholders	$0.01	$(0.06)	$(0.49)

Diluted earnings (loss) per share attributable to Vishay stockholders	$0.01	$(0.06)	$(0.49)

Weighted average shares outstanding - basic	135,727	135,720	136,050

Weighted average shares outstanding - diluted	136,730	135,720	136,050

Cash dividends per share	$0.10	$0.10	$0.10

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets
(Unaudited - In thousands)

	December 31, 2025	December 31, 2024
Assets
Current assets:
Cash and cash equivalents	$514,966	$590,286
Short-term investments	265	16,130
Accounts receivable, net	381,802	401,901
Inventories:
Finished goods	182,444	175,176
Work in process	331,347	296,393
Raw materials	245,412	217,812
Total inventories	759,203	689,381

Prepaid expenses and other current assets	231,004	217,809
Total current assets	1,887,240	1,915,507

Property and equipment, at cost:
Land	86,399	84,124
Buildings and improvements	839,856	766,058
Machinery and equipment	3,477,884	3,259,213
Construction in progress	464,475	367,564
Allowance for depreciation	(3,195,455)	(2,931,221)
	1,673,159	1,545,738

Right of use assets	119,746	117,953
Deferred income taxes	183,016	159,769
Goodwill	180,390	179,005
Other intangible assets, net	78,487	87,223
Other assets	112,122	105,501
Total assets	$4,234,160	$4,110,696

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Balance Sheets (continued)
(Unaudited - In thousands)

	December 31, 2025	December 31, 2024
Liabilities and equity
Current liabilities:
Trade accounts payable	$214,984	$216,313
Payroll and related expenses	164,114	137,101
Lease liabilities	26,546	25,901
Other accrued expenses	300,031	264,471
Income taxes	14,751	64,562
Total current liabilities	720,426	708,348

Long-term debt less current portion	950,893	905,019
Deferred income taxes	96,818	96,363
Long-term lease liabilities	95,799	94,218
Other liabilities	109,228	104,086
Accrued pension and other postretirement costs	172,723	173,700
Total liabilities	2,145,887	2,081,734

Equity:
Common stock	12,351	13,361
Class B convertible common stock	1,210	1,210
Capital in excess of par value	1,101,086	1,306,245
Retained earnings	892,232	955,500
Treasury stock (at cost)	-	(212,062)
Accumulated other comprehensive income (loss)	81,394	(35,292)
Total equity	2,088,273	2,028,962
Total liabilities and equity	$4,234,160	$4,110,696

VISHAY INTERTECHNOLOGY, INC.
Consolidated Condensed Statements of Cash Flows
(Unaudited - In thousands)
	Years ended
	December 31, 2025	December 31, 2024
Operating activities
Net earnings (loss)	$(8,978)	$(29,755)
Adjustments to reconcile net earnings (loss) to net cash provided by operating activities:
Depreciation and amortization	224,738	210,645
(Gain) loss on disposal of property and equipment	100	(1,969)
Inventory write-offs for obsolescence	34,967	37,245
Impairment of goodwill	-	66,487
Pensions and other postretirement benefits, net of contributions	(5,540)	(6,036)
Stock compensation expense	22,355	20,921
Deferred income taxes	(10,864)	(23,514)
Other	6,776	20,416
Change in U.S. transition tax liability	(47,027)	(37,622)
Change in repatriation tax liability	(9,375)	(15,000)
Changes in operating assets and liabilities, net of effects of businesses acquired	(22,844)	(68,116)
Net cash provided by operating activities	184,308	173,702

Investing activities
Capital expenditures	(273,293)	(320,079)
Proceeds from sale of property and equipment	1,162	3,015
Purchase of businesses, net of cash acquired	-	(216,024)
Purchase of short-term investments	(28,575)	(145,327)
Maturity of short-term investments	45,111	164,983
Other investing activities	(2,336)	970
Net cash used in investing activities	(257,931)	(512,462)

Financing activities
Principal payment upon maturity of convertible senior notes due 2025	(41,911)	-
Repurchase of convertible senior notes due 2025	-	(52,960)
Net proceeds on revolving credit facility	83,000	136,000
Debt issuance and amendment costs	-	(1,062)
Dividends paid to common stockholders	(49,399)	(49,833)
Dividends paid to Class B common stockholders	(4,839)	(4,839)
Repurchase of common stock	(12,528)	(50,406)
Distributions to noncontrolling interests	-	(2,500)
Acquisition of noncontrolling interests	-	(5,500)
Cash withholding taxes paid when shares withheld for vested equity awards	(3,986)	(4,303)
Other financing activities	10,000	-
Net cash used in financing activities	(19,663)	(35,403)
Effect of exchange rate changes on cash and cash equivalents	17,966	(8,270)

Net decrease in cash and cash equivalents	(75,320)	(382,433)

Cash and cash equivalents at beginning of period	590,286	972,719
Cash and cash equivalents at end of period	$514,966	$590,286

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Adjusted Earnings Per Share
(Unaudited - In thousands, except per share amounts)
	Fiscal quarters ended			Years ended
	December 31, 2025	September 27, 2025	December 31, 2024	December 31, 2025	December 31, 2024

GAAP net earnings (loss) attributable to Vishay stockholders	$986	$(7,876)	$(66,308)	$(8,978)	$(31,150)

Reconciling items affecting operating income (loss):
Favorable resolution of contingency	$-	$-	$-	$(11,293)	$-
Impairment of goodwill	-	-	66,487	-	66,487
Restructuring and severance costs	-	-	-	-	40,614

Reconciling items affecting tax expense (benefit):
Change in tax laws and regulations	$-	$13,657	$-	$13,657	$-
Tax effects of pre-tax items above	-	-	-	-	(10,299)

Adjusted net earnings (loss)	$986	$5,781	$179	$(6,614)	$65,652

Adjusted weighted average diluted shares outstanding	136,730	136,582	136,883	135,737	137,741

Adjusted earnings (loss) per diluted share	$0.01	$0.04	$0.00	$(0.05)	$0.48

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of Free Cash
(Unaudited - In thousands)
	Fiscal quarters ended			Years ended
	December 31, 2025	September 27, 2025	December 31, 2024	December 31, 2025	December 31, 2024
Net cash provided by operating activities	$149,362	$27,639	$67,656	$184,308	$173,702
Proceeds from sale of property and equipment	308	360	1,618	1,162	3,015
Less: Capital expenditures	(94,802)	(52,324)	(144,904)	(273,293)	(320,079)
Free cash	$54,868	$(24,325)	$(75,630)	$(87,823)	$(143,362)

VISHAY INTERTECHNOLOGY, INC.
Reconciliation of EBITDA and Adjusted EBITDA
(Unaudited - In thousands)
	Fiscal quarters ended			Years ended
	December 31, 2025	September 27, 2025	December 31, 2024	December 31, 2025	December 31, 2024

GAAP net earnings (loss) attributable to Vishay stockholders	$986	$(7,876)	$(66,308)	$(8,978)	$(31,150)
Net earnings attributable to noncontrolling interests	-	-	223	-	1,395
Net earnings (loss)	$986	$(7,876)	$(66,085)	$(8,978)	$(29,755)

Interest expense	$9,748	$9,525	$7,731	$38,651	$27,480
Interest income	(2,753)	(2,710)	(4,533)	(13,363)	(25,479)
Income taxes	4,591	19,763	7,232	34,491	27,366
Depreciation and amortization	57,702	57,293	55,373	224,738	210,645
EBITDA	$70,274	$75,995	$(282)	$275,539	$210,257

Reconciling items
Favorable resolution of contingency	$-	$-	$-	$(11,293)	$-
Impairment of goodwill	-	-	66,487	-	66,487
Restructuring and severance costs	-	-	-	-	40,614

Adjusted EBITDA	$70,274	$75,995	$66,205	$264,246	$317,358

Adjusted EBITDA margin**	8.8%	9.6%	9.3%	8.6%	10.8%

** Adjusted EBITDA as a percentage of net revenues